UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 8, 2010

                             MusclePharm Corporation
          (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53166            77-0664193
(State or Other Jurisdiction   (Commission File No.)   (I.R.S. Employer
       of Incorporation)                                Identification
                                                            Number)

                3390 Peoria St., #307, Aurora, CO       80010
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code:  (800) 210-7369

                                     N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) and (c). The Company's Board of Directors has determined to change the titles of its two highest officers. Brad J. Pyatt, who formerly served as the President will now serve as Chief Executive Officer of the Company and Cory Gregory, who formerly served as Executive Vice President will now serve as the President of the Company. There were no changes in the compensation of these two officers as a result of these changes.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MusclePharm Corporation



                                    By: /s/ Brad J. Pyatt
                                    Name:  Brad J. Pyatt
                                    Title: President

Dated:   April 14, 2010